SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2006

                           ONSTREAM MEDIA CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

               000-22849                          65-0420146
               ---------                          ----------
       (Commission File Number)      (IRS Employer Identification Number)

                 1291 SW 29 Avenue, Pompano Beach, Florida 33069
                   (Address of executive offices and Zip Code)

                                  (954)917-6655
              (Registrant's Telephone Number, Including Area Code)

                         -------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On August 23, 2006 Onstream Media Corporation issued a press release recapping its August 22, 2006 conference call held to discuss its fiscal 2006 third quarter financial results and latest business developments, which among other items addressed revenue increases during that quarter, expected revenue increases during the balance of calendar year 2006 and the discontinuance of rescission accounting as of June 30, 2006. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.                    Description

99.1              Press release dated August 23, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ONSTREAM MEDIA CORPORATION

                                                By: /s/ Robert E. Tomlinson
                                                    ------------------------
August 24, 2006                                     Robert E. Tomlinson, CFO